UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 4, 2023

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 5, 2023, The Southern Company (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting, among other items, the retirement of Thomas A. Fanning from his position as Chief Executive Officer of the Company, effective immediately following the conclusion of the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and the appointment of Christopher C. Womack as Chief Executive Officer of the Company, effective immediately following the Annual Meeting. The Company is filing this Amendment No. 1 to the Original 8-K to provide information regarding material changes to Mr. Fanning’s and Mr. Womack’s compensation arrangements, which had not been determined at the time of the filing of the Original 8-K.
On May 24, 2023, the Compensation and Talent Development Committee of the Company’s Board of Directors approved compensation arrangements for Mr. Womack and Mr. Fanning in their new roles. Effective May 24, 2023, Mr. Womack’s base salary is $1,450,000 per year. His annual incentive compensation target is 130% of base salary and his long-term equity incentive compensation target is 665% of base salary. The incentive compensation targets are prorated for 2023 and an additional long-term equity incentive compensation grant was awarded consistent with the updated target.
Effective May 24, 2023, Mr. Fanning’s base salary was reduced by 20%. He remains eligible for annual incentive compensation and long-term equity incentive compensation granted in the ordinary course on February 13, 2023, consistent with the annual incentive compensation and long-term equity incentive compensation granted to Mr. Fanning in 2022 as described on pages 67 to 79 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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